EXHIBIT 99.2


                              TERMINATION AGREEMENT
                              ---------------------

         THIS TERMINATION AGREEMENT (this "Agreement") is made effective as of October 11, 2005, by and among theglobe.com, inc., a Delaware corporation (the "Corporation"), SendTec, Inc., a Florida corporation ("SendTec"), and Paul Soltoff ("Soltoff"), Eric Obeck ("Obeck"), Donald Gould ("Gould"), Harry Greene ("Greene"), Irvine and Nadine Brechner, as tenants by the entirety (the "Brechners"), Allen Vance ("Vance"), G. Thomas Alison ("Alison") and Steven Morvay ("Morvay") (each a "Securityholder" and collectively, the "Securityholders").

                                    RECITALS
                                    --------

         A. Each Securityholder is the owner of that number of options for common stock of the Corporation ("Options") as set forth opposite such Securityholder's name on Schedule A attached hereto and made a part hereof. In addition, Vance is the owner of 93,110 options, Alison is the owner of 256,169 options, and Morvay is the owner of 303,509 options to purchase common stock of the Corporation that are not set forth opposite such Securityholder's name on Schedule A (collectively, the "Other Options").

         B. Each Securityholder has a contingent interest in that number of Performance-Based Options and Earn-Out Warrants (as such terms are defined in the Agreement and Plan of Merger dated as of August 31, 2004 (the "Merger Agreement")) set forth opposite such Securityholder's name on Schedule A hereto (the Performance-Based Options and the Earn-Out Warrants in which the Securityholder's have a contingent interest, collectively with the Options, are referred to herein as the "Options and Warrants").

         C. SendTec and the Corporation are parties to an Asset Purchase Agreement, dated as of August 10, 2005, with RelationServe Media, Inc. (the "Buyer") providing for the sale by SendTec and the purchase by the Buyer or its designated subsidiary of substantially all of SendTec's assets (as amended by Amendment No. 1 thereto dated as of August 23, 2005, the "Asset Purchase Agreement"). A copy of the Asset Purchase Agreement has been furnished to the Securityholders.

         D. Under the terms and conditions of this Agreement, each Securityholder is willing, effective upon the closings under the Asset Purchase Agreement and under the Redemption Agreement, dated as of August 23, 2005 (the "Redemption Agreement"), by and among the Corporation, Soltoff, Obeck, Gould, Greene, the Brechners and Vance (both closings being together called the "Closing"), to cancel and terminate all of his or her respective Options and Warrants listed next to such Securityholder's name on Schedule A hereto in exchange for payment of the consideration set forth opposite such Securityholder's name on Schedule A hereto and the Corporation is willing, effective upon the Closing, to pay such consideration to each Securityholder in exchange for the termination by such Securityholder of his or her Options and Warrants (it being understood and agreed that references herein to the cancellation and/or termination of Options and Warrants, to the extent consisting of Performance-Based Options and Earn-Out Warrants, shall mean the cancellation and termination of a Securityholder's contingent interest therein).

         E. Each of the Securityholders (other than Nadine Brechner, Vance and Morvay) is a party to an Employment Agreement with SendTec dated on or about September 1, 2004 (August 1, 2004 with regard to Alison) (individually, an "Employment Agreement").

         F. Vance and Morvay are employed by SendTec on an at-will basis (Vance, Morvay and each of the Securityholders who is party to an Employment Agreement are individually referred to herein as an "Employee" and collectively as the "Employees").

         G. Under the terms and conditions of this Agreement, each of the Employees (other than Vance and Morvay) is willing to irrevocably terminate his Employment Agreement, as well as his employment with SendTec, effective upon the Closing and the receipt by such Employee of the Termination Price, as defined in
Section 1(a).

         H. Under the terms and conditions of this Agreement, each of Vance and Morvay is willing to irrevocably terminate his employment with SendTec effective upon the Closing and the receipt by such Employee of the Termination Price.

                                 OPERATIVE TERMS
                                 ---------------

         In consideration of the mutual covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. CANCELLATION OF OPTIONS AND WARRANTS; PAYMENT OF THE TERMINATION PRICE; AND PAYMENT OF PROMISSORY NOTE.

                  (a) Concurrently with the Closing, and upon receipt by each Securityholder of the cash payment set forth opposite such Securityholder's name on Schedule A (as to each applicable Securityholder, the "Termination Price"), the Corporation will cancel and terminate all of the Options and Warrants listed opposite such Securityholder's name on Schedule A, whereupon each such Option and Warrant shall be terminated and become null and void (the "Termination"). Each Employee acknowledges and agrees that payment of the Termination Price to such Employee shall be subject to applicable employment tax and income tax withholding by the Corporation and, therefore, that the Termination Price payable to such Employee under this Agreement shall be reduced by such applicable employment tax and income tax withholding.

                  (b) Concurrently with the Closing, the Corporation will pay the Termination Price to each Securityholder. The Termination Price represents the total amount to be received by each Securityholder with respect to the Termination and such Securityholder's other agreements set forth herein.

                  (c) Concurrently with the Closing, the Corporation and SendTec shall pay in full and satisfy that certain $1,000,009.09 Subordinated Promissory Note, dated as of September 1, 2004, made payable by the Corporation to Paul Soltoff in his capacity as the "Payee's Representative" (the "Promissory Note"). Upon receipt of such payment, Paul Soltoff shall promptly mark the original Promissory Note "cancelled" and return the original Promissory Note to the Corporation at its address for notices set forth in Section 13(a) below.

                  (d) The Other Options are not being cancelled or terminated under this Agreement. The Other Options shall remain in effect after the Closing in accordance with the terms of the Other Options and the plan and agreement under which such Other Options were granted to Vance, Alison or Morvay, as the case may be.

         2. TERMINATION OF EMPLOYMENT. Each Employee (other than Vance and Morvay) hereby agrees that subject to the terms and conditions of this Agreement, such Employee's Employment Agreement, as well as such Employee's employment with SendTec, shall irrevocably terminate upon the Closing and the receipt by such Securityholder of the Termination Price (except for the provisions of such Employment Agreement that are expressly stated to survive such termination in Section 9 of this Agreement). Without limitation of the at-will nature of his employment, each of Vance and Morvay hereby agrees that his employment with SendTec shall irrevocably terminate upon the Closing and the receipt by such individual of the Termination Price.

         3. SECURITYHOLDERS' REPRESENTATIONS AND WARRANTIES. Each Securityholder represents and warrants to the Corporation that:

                  (a) Such Securityholder has the right, power and legal capacity to enter into and perform his or her obligations under this Agreement, and this Agreement constitutes, and each document or instrument to be executed by such Securityholder pursuant to the terms hereof will be, upon its execution and delivery, the valid and legally binding obligation of such Securityholder, enforceable against such Securityholder in accordance with its terms.

                  (b) Such Securityholder exclusively owns all right, title and interest in and holds full legal, equitable and beneficial ownership of the Options and Warrants that are listed opposite such Securityholder's name on Schedule A, free and clear of any liens, security interests, encumbrances and restrictions on or conditions to transfer or assignment (other than those set forth in the Merger Agreement or in any plans and agreements of the Corporation with respect to the Options and Warrants). There are no outstanding agreements or commitments of any nature obligating such Securityholder to transfer any or all of the Options and Warrants owned by such Securityholder or any interest therein to any other party.

                  (c) The execution and delivery by such Securityholder of this Agreement and the performance of such Securityholder's obligations under this Agreement does not and will not (i) violate any law, rule or regulation to which such Securityholder is subject; or (ii) breach or violate any judgment, order, decree, mortgage, lease or other contract or commitment to which such Securityholder is a party or by which he or she is bound the violation or breach of which (in either clause (i) or (ii) above) could have an adverse effect on this Agreement or the transactions contemplated by this Agreement.

                  (d) There is no claim, suit, action, legal, administrative, or other proceeding pending or, to such Securityholder's knowledge, threatened, against such Securityholder with respect to this Agreement, any or all of the Options and Warrants, any interest therein or the transactions contemplated hereby.

                  (e) By reason of the Securityholder's business or financial experience, or the business or financial experience of his or her professional advisor who is unaffiliated with and who is not compensated by the Corporation, such Securityholder has the ability to evaluate the business of the Corporation, the value of the Options and Warrants owned by the Securityholder, the tax consequences of the transactions contemplated by this Agreement and the sufficiency of the Termination Price.

                  (f) Such Securityholder acknowledges that such Securityholder has had the opportunity to obtain additional information regarding the Corporation and its business, and has been given the opportunity to meet with officials of the Corporation and to have such officials answer any questions regarding the Corporation and its business and all such questions have been answered to such Securityholder's satisfaction.

         4. CORPORATION'S REPRESENTATIONS AND WARRANTIES. The Corporation hereby represents and warrant to the Securityholders that:

                  (a) The Corporation has the right, power and legal capacity to enter into and perform its obligations under this Agreement.

                  (b) This Agreement has been duly authorized by all necessary corporate and other action on the part of the Corporation and constitutes, and each document or instrument to be executed by the Corporation pursuant to the terms hereof will be, upon its execution and delivery, the valid and legally binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms.

                  (c) The execution and delivery by the Corporation of this Agreement and the performance of its obligations under this Agreement does not and will not: (i) violate any law, rule or regulation to which the Corporation is subject or by which it is bound; or (ii) breach or violate any judgment, order, decree, mortgage, lease or other contract or commitment to which the Corporation is a party or by which it is bound, the violation or breach of which (in either clause (i) or (ii) above) could have an adverse effect on this Agreement or the transactions contemplated by this Agreement.

                  (d) There is no claim, suit, action, legal, administrative, or other proceeding pending or, to the knowledge of the Corporation, threatened, against the Corporation with respect to this Agreement, any or all of the Options and Warrants or any interest therein or the transactions contemplated under this Agreement.

                  (e) Neither the entering into of this Agreement by the Corporation nor the payment by the Corporation of the Termination Price to each of the Securityholders will violate the Delaware General Corporation Law.

         5. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SECURITYHOLDERS. The obligation of the Securityholders to consummate the transactions under this Agreement shall be subject to the satisfaction, at or prior to the Closing, of each of the following conditions (to the extent satisfaction is not waived in writing by the Securityholders):

                  (a) The representations and warranties made by the Corporation in Section 4 of this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing with the same effect as though such representations and warranties had been made or given at and as of the Closing (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such specific date);

                  (b) The Corporation shall have performed and complied with all of its covenants, obligations and conditions under this Agreement that are to be performed or complied with by it at or prior to the Closing;

                  (c) The Securityholders shall have received a certificate, executed by an executive officer of the Corporation and dated as of the Closing Date, as defined in the Asset Purchase Agreement, reasonably satisfactory to the Securityholders, certifying the matters set forth in Section 5(a) and Section 5(b) and further certifying to: (i) the adoption of the board of directors of the Corporation of a resolution, that has not been amended, modified or rescinded, approving the transactions contemplated by this Agreement (the "Contemplated Transactions"); (ii) the incumbency of officers of the Corporation who are executing this Agreement or any of the documents with respect to the transactions under this Agreement or certificates contemplated hereunder; and (iii) the Corporation's charter and bylaws;

                  (d) The Corporation and SendTec shall have paid in full and satisfied the Promissory Note; and

                  (e) The Closing will have taken place not later than November 30, 2005.

         6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CORPORATION. The obligation of the Corporation to consummate the transactions under this Agreement shall be subject to the satisfaction, at or prior to the Closing, of each of the following conditions (to the extent satisfaction is not waived in writing by the Corporation):

                  (a) The representations and warranties made by the Securityholders in Section 3 of this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing with the same effect as though such representations and warranties had been made or given at and as of the Closing (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such specific date);

                  (b) The Securityholders shall have performed and complied with all of their covenants, obligations and conditions under this Agreement that are to be performed or complied with by them at or prior to the Closing;

                  (c) The Corporation shall have received a certificate, executed by the Securityholders, and dated as of the Closing Date, reasonably satisfactory to the Corporation, certifying the matters set forth in Section 6(a) and Section 6(b); and

                  (d) The Closing will have taken place not later than November 30, 2005.

         7. RELEASES; COVENANT NOT TO SUE.

                  (a) Effective upon the Closing and the receipt of the Termination Price by a Securityholder, such Securityholder hereby releases any and all claims and rights that such Securityholder may have against any one or more of the Corporation, its officers, directors, assigns, attorneys, employees and/or agents (including specifically Edward Cespedes and Michael Egan), and their respective Affiliates (as defined in Rule 501 promulgated under the Securities Act of 1933) (collectively, the "Globe Released Parties") with respect to the Options and Warrants. Each Securityholder understands and agrees that the foregoing release is binding on such Securityholder and on anyone who succeeds to such Securityholder's rights.

                  (b) Effective upon the Closing and the receipt of the Termination Price by an Employee, such Employee hereby releases any and all claims and rights that such Employee may have against any one or more of the Globe Released Parties with respect to the Employment Agreement, if any, to which such Employee is a party and such Employee's employment relationship with SendTec. The foregoing release shall include, without limitation, but in each case solely with respect to such Employee's employment with SendTec and/or such Employment Agreement, a release of claims for or with respect to: (i) such Employee's service, if any, as a director or officer of any of the Globe Released Parties; (ii) all employee benefits related to such Employee's employment, the termination of such employment, and/or any of the events relating directly or indirectly to or surrounding such termination; (iii) any and all claims of discrimination, harassment, whistle blowing or retaliation in employment (whether based on federal, state or local law, statutory or decisional), including, without limitation, all claims under Title VII of the Civil Rights Act of 1964, as amended, the Americans with Disabilities Act, the Civil Rights Act of 1991, the Reconstruction Era Civil Rights Act of 1866, 42 USC ss.ss. 1981-86, as amended, the Equal Pay Act, the Fair Labor Standards Act, the Family and Medical Leave Act, the Employee Retirement Income Security Act ("ERISA"), the Florida Civil Rights Act of 1992 f/k/a Human Rights Act of 1977, the Florida Private Whistle-Blower Law (Fla. Stat. ss. 448.101 et seq), the Florida Public Whistle-Blower Act (Fla. Stat. ss. 112.3187 et seq.), the Florida Equal Pay Act, and waivable rights under the Florida Constitution; (iv) any and all claims for wrongful discharge; (v) any and all claims for damages of any kind whatsoever, including without limitation compensatory, punitive, treble, liquidated and/or consequential damages; (vi) any and all claims for unintentional or intentional torts; (vii) any and all claims for violation of any statutory or administrative rules, regulations or codes; and (viii) any and all claims for attorneys' fees, costs, disbursements, wages, bonuses, benefits, vacation and/or the like. Each Employee giving this release understands and agrees that the foregoing release is binding on such Employee and on anyone who succeeds to such Employee's rights.

                  (c) Notwithstanding Sections 7(a) and 7(b) above, the releases contained therein shall not apply to, or be deemed to constitute a release with respect to (i) any Securityholder's or Employee's rights under this Agreement or the Redemption Agreement, (ii) in the case of Vance, Alison or Morvay, any claims with respect to his Other Options (such Other Options to remain in effect after the Closing in accordance with the terms of the Other Options and the plan and agreement under which such Other Options were granted to Vance, Alison or Morvay, as the case may be), or (iii) any claim by any Securityholder or Employee for indemnification as a director, former director, officer, former officer, employee or former employee of the Corporation, SendTec or any of their Affiliates (to the extent that such Securityholder or Employee
         (A) served in any such capacity and (B) is entitled to indemnification by law, contract or otherwise with respect to any such service). In addition, the releases contained in Sections 7(a) and 7(b) shall be null and void and of no force or effect if, pursuant to a final, non-appealable determination of a court of competent jurisdiction, this Agreement is held to be null and void, or unenforceable.

                  (d) Each Securityholder represents to the Globe Released Parties that he or she has not assigned or transferred or purported to assign or transfer to any person or entity all or any part of, or any interest in, any claim, contention, demand, cause of action (at law or in equity) or liability of any nature, character, or description whatsoever, which is to be released or discharged by the release contained in Section 7(a) (as modified by Section 7(c)). Each Employee represents to the Globe Released Parties that he has not assigned or transferred or purported to assign or transfer to any person or entity all or any part of, or any interest in, any claim, contention, demand, cause of action (at law or in equity) or liability of any nature, character, or description whatsoever, which is to be released under the release contained in Section 7(b) (as modified by Section 7(c)).

                  (e) Each Securityholder hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against any one or more Globe Released Parties based upon any matter released in Section 7(a) (as modified by Section 7(c)). Each Employee hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against any one or more Globe Released Parties based upon any matter released in
         Section 7(b) (as modified by Section 7(c)).

         8. RELEASE GRANTED BY THE CORPORATION AND SENDTEC; COVENANT NOT TO SUE.

                  (a) Effective upon the Closing and the consummation of the transactions under this Agreement, the Corporation and SendTec, on behalf of themselves and their respective Affiliates (each, a "Globe Releasor"), hereby releases any and all claims and rights that such Globe Releasor may have against each of the Employees and his respective heirs, successors and assigns (individually, an "Employee Released Party" and collectively, the "Employee Released Parties"), with respect to the Employment Agreement, if any, to which such Employee Released Party is a party or with respect to such Employee's employment relationship with SendTec or service as a director or officer of any of the Globe Releasors, including, without limitation:

         (i) any and all claims for damages of any kind whatsoever, including without limitation compensatory, punitive, treble, liquidated and/or consequential damages; (ii) any and all claims for unintentional or intentional torts; (iii) any and all claims for violation of any statutory or administrative rules, regulations or codes; and (iv) any and all claims for attorneys' fees, costs and/or the like. Each of the Globe Releasors understands and agrees that the foregoing release is binding on such Globe Releasor and on anyone who succeeds to such Globe Releasor's rights.

                  (b) Notwithstanding the foregoing, this release shall not apply to any of the Globe Releasor's rights under this Agreement or the Redemption Agreement.

                  (c) This release shall be null and void and of no force or effect if, pursuant to a final, non-appealable determination of a court of competent jurisdiction, this Agreement is held to be null and void, or unenforceable.

                  (d) Each of the Globe Releasors represents to the Employee Released Parties that such Globe Releasor has not assigned or transferred or purported to assign or transfer to any person or entity all or any part of, or any interest in, any claim, contention, demand, cause of action (at law or in equity) or liability of any nature, character, or description whatsoever, which is to be released by the release contained in this Section 8.

                  (e) Each Globe Releasor hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against any Employee Released Party based upon any matter released in this Section 8.

         9. EFFECT ON EMPLOYMENT AGREEMENT. Notwithstanding the termination of the Employment Agreements under the terms and conditions of this Agreement, the provisions of Section 7 of each Employment Agreement shall continue to remain in full force and effect for the benefit of the Corporation and its Affiliates (other than SendTec); provided, however, that the obligations of each Employee under Section 7 of his Employment Agreement and this Section 9 shall not apply to any Confidential Information (as defined in Section 7 of his Employment Agreement) with respect to SendTec, its assets, liabilities, financial condition, prospects, business or operations.

         10. ACKNOWLEDGMENT. Each Employee acknowledges that such Employee (a) has been advised in writing to consult with an attorney before signing this Agreement, (b) has had a reasonable period of time to consider the terms of this Agreement prior to executing and delivering it to the Corporation, (c) fully understands all of the terms of this Agreement and their significance, and (d) has signed it voluntarily and of such Employee's own free will.

         11. TERMINATION.

                  (a) EVENTS OF TERMINATION. This Agreement may be terminated at any time prior to the Closing:

                           (i) by the mutual written consent of the Corporation
                  and Paul Soltoff (the "Securityholders' Representative");

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

                           (ii) by the Corporation or by the Securityholders'
                  Representative if the Closing shall not have occurred on or before 11:59 p.m. Eastern Time on November 30, 2005 (or such later date as may be mutually agreed to by the Corporation and the Securityholders' Representative); or

                           (iii) by the Corporation or the Securityholders'
                  Representative, upon any event of termination of the Asset Purchase Agreement or the Redemption Agreement.

                  (b) NOTICE OF TERMINATION. Any party desiring to terminate this Agreement pursuant to Section 11 (a) shall give notice of such termination to the other party to this Agreement (which other party shall mean the Securityholders' Representative, in the case of a termination by the Corporation) specifying the reason for such termination.

                  (c) EFFECT OF TERMINATION. In the event that this Agreement shall be terminated pursuant to this Section 11, all further obligations of the parties under this Agreement shall be terminated without further liability of any party to the other; provided, however, that nothing contained herein shall be construed to prevent any party hereto from pursuing any remedy available at law or in equity for any breach, violation, default or other failure of performance under this Agreement of any other party hereto prior to the consummation of the transactions under this Agreement.

         12. INDEMNIFICATION.

                  (a) INDEMNIFICATION BY THE SECURITYHOLDERS. The Securityholders will, severally and not jointly, indemnify, defend and hold harmless the Corporation (which, for purposes of this Section 12
         (a) shall include each other "Globe Released Party") from and against all losses, liabilities, costs, damages and expenses (including reasonable attorneys' fees) (collectively, "Losses") incurred by the Corporation in connection with: (i) a breach by any Securityholder of any of his or her respective representations and warranties contained in this Agreement or (ii) the failure of any Securityholder to comply with his or her covenants contained in this Agreement.

                  (b) INDEMNIFICATION BY THE CORPORATION. The Corporation and SendTec will indemnify, defend and hold harmless the Securityholders and their heirs, successors and assigns from and against all Losses incurred by them (individually or collectively) in connection with: (i) a breach by the Corporation or SendTec of any of its representations and warranties contained in this Agreement or (ii) the failure of the Corporation or SendTec to comply with its covenants contained in this Agreement.

         13. GENERAL PROVISIONS.

                  (a) NOTICES. All notices, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or if mailed by certified mail, return receipt requested, postage prepaid, or if sent by overnight courier, as follows:

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

IF TO THE CORPORATION:                     theglobe.com, inc.
                                           110 East Broward Boulevard
                                           Suite 1400
                                           Ft. Lauderdale, FL 33301
                                           Attn:  Edward Cespedes

         with a copy to:                   Proskauer Rose LLP
                                           2255 Glades Road
                                           Suite 340W
                                           Boca Raton, FL 33434
                                           Attn:  Donald E. "Rocky" Thompson II,
                                                  Esq.

IF TO ANY SECURITYHOLDER OR EMPLOYEE:      Paul Soltoff, as Securityholders'
                                           Representative
                                           80 Sand Pine Drive N.E.
                                           St. Petersburg, FL  33703

         with a copy to:                   Carlton Fields, P.A.
                                           P.O. Box 3239
                                           Tampa, Florida 33601
                                           Attn:  Nathaniel L. Doliner,
                                                  Attorney at Law


         Any such notice shall be deemed given and received (a) if delivered personally, when received, (b) if sent by overnight courier, when receipted for, or (c) if mailed, five (5) days after being mailed as described above.

                  (b) SUCCESSORS AND ASSIGNS. This Agreement is binding upon, and shall inure to the benefit of, the parties and their respective heirs, executors, representatives, administrators, successors, and assigns.

                  (c) COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (d) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all proposals, communications, representations, warranties or agreements, either oral or written, between the parties hereto prior to the date hereof with respect to the subject matter hereof.

                  (e) FURTHER ASSURANCES. Each of the parties hereto shall, at the requesting party's expense, take such further actions as are reasonably deemed by the requesting party to be necessary or desirable in order to effectively carry out the intent and purpose of this Agreement and the transactions contemplated hereby.

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

                  (f) ATTORNEYS' FEES AND COSTS. If any legal action or other proceeding is brought by a party hereto for the enforcement of this Agreement, or because of an alleged breach, default or misrepresentation by the other party in connection with any provision of this Agreement, such party, if successful in such legal action or other proceeding, shall be entitled to recover reasonable attorneys' fees and court costs incurred in that action or proceeding, in addition to any other relief to which such party may be entitled.

                  (g) CONSTRUCTION. Should any provision of this Agreement require interpretation or construction, it is agreed by the parties that the court interpreting or construing this Agreement shall not apply a presumption that the provisions hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be construed more strictly against the party who prepared the Agreement, it being agreed that all parties have participated in the preparation of all provisions of this Agreement.

                  (h) GOVERNING LAW. This Agreement shall be enforced, governed and interpreted by the laws of the State of Delaware without regard to Delaware's conflict of laws principles that would result in the application of the laws of any other jurisdiction.

                  (i) JURISDICTION AND VENUE. The parties acknowledge that a substantial portion of negotiations and anticipated performance and execution of this Agreement occurred or shall occur in Broward County, Florida, and that, therefore, each of the parties irrevocably and unconditionally (i) agrees that any suit, action or legal proceeding arising out of or relating to this Agreement shall be brought only in the courts of record of the State of Florida in Broward County or the United States District Court, Southern District of Florida; (ii) consents to the jurisdiction of each such court in any suit, action or proceeding; and (iii) waives any objection which it may have to the laying of the venue of any such suit, action or proceeding in any of such courts.

                  (j) AMENDMENTS. This Agreement may be amended only in writing by the Corporation, SendTec and the Securityholders.

                  (k) LIMITED POWER OF ATTORNEY. The Securityholders hereby grant to the Securityholders' Representative a limited power of attorney to take actions on their behalf to the extent that the Securityholders' Representative is expressly granted the right to act or consent under this Agreement.

                       [Signatures begin on the next page]

         The parties have executed this Termination Agreement as of the day and year first above written.


                             theglobe.com, inc.


                             By:      /s/ Edward Cespedes
                                      ----------------------------------
                             Name:    Edward Cespedes
                             Title:   President

                             SendTec, Inc.


                             By:      /s/ Edward Cespedes
                                      ----------------------------------
                             Name:    Edward Cespedes
                             Title:   President



                                      /s/ Paul Soltoff
                                      ----------------------------------
                                      Paul Soltoff



                                      /s/ Eric Obeck
                                       ---------------------------------
                                      Eric Obeck



                                      /s/ Donald Gould
                                      ----------------------------------
                                      Donald Gould



                                      /s/ Harry Greene
                                      ----------------------------------
                                      Harry Greene



                                      /s/ Irv Brechner
                                      ----------------------------------
                                      Irv Brechner, as tenant by the entirety



                                      /s/ Nadine Brechner
                                      ----------------------------------
                                      Nadine Brechner, as tenant by the entirety



                                      /s/ Allen Vance
                                      ----------------------------------
                                      Allen Vance



                                      /s/ G. Thomas Alison
                                      ----------------------------------
                                      G. Thomas Alison



                                      /s/ Steven Morvay
                                      ----------------------------------
                                      Steven Morvay

                                   Schedule A
                                   ----------

                              Options and Warrants


--------------------------------------------------------------------------------
                                  Performance-Based     Earn-Out    Termination
Name                 Options           Options          Warrants       Price
--------------------------------------------------------------------------------
Paul Soltoff         477,337           Zero (0)          727,370      $163,160
--------------------------------------------------------------------------------
Eric Obeck           431,154           Zero (0)          330,653      $123,854
--------------------------------------------------------------------------------
Donald Gould          55,394           Zero (0)          330,653       $15,574
--------------------------------------------------------------------------------
Harry Greene          73,394           Zero (0)          330,653       $16,687
--------------------------------------------------------------------------------
Irv and Nadine        55,394           Zero (0)          330,653       $15,574
Brechner, as
tenants by the
entirety
--------------------------------------------------------------------------------
Allen Vance           93,110            90,000            12,803       $55,252
--------------------------------------------------------------------------------
G. Thomas Alison     256,169           150,000           Zero (0)     $180,000
--------------------------------------------------------------------------------
Steven Morvay        303,509           120,000           Zero (0)     $188,385
--------------------------------------------------------------------------------

TOTAL:              1,745,461          360,000          2,062,785     $758,486

--------------------------------------------------------------------------------